UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

RAYONT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

14, Jalan Penguasa B U1/53B Temasya Glenmarie

40150 Shah Alam, Selaqngor, Malaysia

+60(3) 5569 0638

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAYT	OTC Markets Group

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

On March 31, 2020, Mr. Gregory Jackson resigned as Chief Executive Officer, President and Chief Financial Officer of the Company and as a Board Member, effective immediately. Mr. Jackson’s resignation is not a result of any disagreement with the Company, and the Company thanks Mr. Jackson for his contributions to the Company and to the Board.

Appointment of Officer and Directors

On March 31, 2020, Ms. Marshini Thulkanam was appointed Chief Executive Officer, President and Chief Financial Officer and Secretary of the Company and as a member of the Board of Directors.

Ms. Thulkanam has over 20 years in public practice, as well as the commercial environment. She provides accounting, CFO on demand and tax solutions to her variety of clients from diverse industries, including hospitability, retail, health, professional services, property developments, and medical centres and construction companies. Ms. Thulkanam graduated from Massey University, New Zealand and has worked in both New Zealand and Australian Chartered Accounting Firms. She is a member of the Chartered Accountants Australian and New Zealand and a Registered Tax Agent. Her focus is family businesses from start up to complex entities and takes great pride in assisting her clients navigate through Australia’s complex tax systems to provide great outcomes. Ms. Thulkanam is the founder and Managing Director of Accounting Biz Solutions Pty Ltd, an accounting and bookkeeping practice in Queensland, Australia. She is the CFO on demand for a number of private funds such as Future Asset Management International Ltd and Zenio Capital Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAYONT INC.

Dated: March 31, 2020	By:	/s/ Marshini Thulkanam
Marshini Thulkanam
CEO and President

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